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                                                                   Exhibit 32.1


                                  Certification
              Pursuant to Section 906 of the Sarbanes-Oxley Act of
       2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title
                             18, United States Code)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Gristede's Foods, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:      May 14, 2004                      /s/ John A. Catsimatidis
                                              --------------------------------
                                        Name: John A. Catsimatidis
                                              Chairman and
                                              Chief Executive Officer


Dated:      May 14, 2004
                                              /s/ Kishore Lall
                                              --------------------------------
                                        Name: Kishore Lall
                                              Executive Vice President and
                                              Chief Financial Officer


      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of Form 10-Q or as a separate disclosure document.

      A signed original of this written statement required by Section 906 has been provided to Gristede's Foods, Inc. and will be retained by Gristede's Foods, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.







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